Orbitex AdvisorOne
                                  Amerigo Fund
                                  Clermont Fund

                 Supplement to Prospectus dated August 28, 2002
                        As Supplemented February 13, 2003
                         As Supplemented January 6, 2003


On February 6, 2003, Clarke Lanzen Skalla Investment Firm, Inc. ("CLS"), was acquired by NorthStar Financial Services Group, LLC ("NorthStar"), a Nevada limited liability company with headquarters in Omaha, Nebraska. CLS currently serves as the Investment Adviser to the Orbitex AdvisorOne Funds, consisting of the Amerigo and Clermont Funds (the "Funds"). This notice is being provided to you because the Investment Company Act of 1940 requires that when a material change in control of a fund's investment adviser occurs all of the fund's advisory agreements must automatically terminate and shareholders must be given the opportunity to vote on any new agreements. Subject to shareholder approval in an upcoming proxy, CLS will remain the investment adviser for the Funds. Until shareholder approval can be obtained, the Fund's Board of Trustees, at a meeting held on February 3, 2003, approved an interim advisory agreement between CLS and the Funds. The Board also nominated the following persons to serve as Trustees subject to shareholder approval: Michael Miola, Gary Lanzen, John Pacheco, and L. Merill Bryan, Jr.

Although this strategic business decision has resulted in a legal change in control of CLS, the day-to-day management of CLS remains unchanged with CLS employing the same portfolio management personnel who are responsible for oversight and management of the Funds in accordance with the same investment objectives and the same investment strategies.



Please note the following amendments to the Funds' prospectus:

Pages 25 and 26

YOUR ACCOUNT/EXCHANGING SHARES

The last two sentences of the first paragraph under this heading and the class chart on the top of page 26 are deleted and replaced with the following:

You may exchange your Class N Shares of the Amerigo Fund for Class N Shares of the Clermont Fund and you may exchange your Class N Shares of the Clermont Fund for Class N Shares of the Amerigo Fund without paying any sales charge

COUNSEL

The information under this heading is replaced with the following:

Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022

  *        *       *       *       *       *       *       *       *       *


The "Initial Purchase" paragraph of the "By Wire" section of the "Method of Purchase - Purchase Procedures" chart on page 21 is amended as follows:

Initial Purchase: Call us at 1-866-811-0225 for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire funds to: First National Bank of Omaha, ABA No. 104000016, Credit: Name of Fund, DDA No. 110197751, FBO: Shareholder Name, Name of Fund, Shareholder Account #. You must also complete and mail an application to the address shown above under "By Mail."


The reference to the 1-888-ORBITEX telephone number on pages 21, 22, 24, 26, 27, 34 and the back cover is deleted in its entirety and replaced with the following telephone number:

                                 1-866-811-0225